UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tractor Supply Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/TSCO or scan the QR code — login details are located in the shaded bar below. Notice of Annual Meeting of Stockholders 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for Tractor Supply Company’s Annual Meeting of Stockholders to be Held on May 11, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions to access the virtual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Annual Meeting, 2023 Proxy Statement and 2022 Annual Report/10-K to stockholders are available at: www.envisionreports.com/TSCO Easy Online Access — View your proxy materials and vote. Step 1:                Go to www.envisionreports.com/TSCO Step 2:    Click on Cast Your Vote or Request Materials. Step 3:    Follow the instructions on the screen to log in. Step 4:    Make your selections as instructed on each screen for your delivery preferences. Step 5:    Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 26, 2023 to facilitate timely delivery.

Notice of Annual Meeting of Stockholders The 2023 Annual Meeting of Stockholders of Tractor Supply Company will be held on May 11, 2023, 8:00 a.m., Central Time, virtually via the Internet at www.meetnow.global/MPGDGRM. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed on Proposal 1 and FOR Proposals 2 and 3:                1. To elect the eight director nominees named in the proxy statement to serve a one-year term ending at the 2024 Annual Meeting of Stockholders                01—Joy Brown                02—Ricardo Cardenas                03—André Hawaux                04—Denise L. Jackson                05—Ramkumar Krishnan                06—Edna K. Morris                07—Mark J. Weikel                08—Harry A. Lawton III                2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023                3. To approve, on a non-binding, advisory basis, the compensation of the named executive officers of the Company (Say on Pay) The Board of Directors recommends a vote for every ONE YEAR on Proposal 4:                4. To approve, on a non-binding, advisory basis, the frequency of the advisory vote on Say on Pay in future years PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please follow the instructions in this notice. Here’s how to order a copy of the proxy materials and select delivery preferences: Proxy Materials available to View or Receive: Notice of Annual Meeting, 2023 Proxy Statement and 2022 Annual Report/10-K. Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials. Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —                Internet – Go to www.envisionreports.com/TSCO. Click Cast Your Vote or Request Materials. —                Phone – Call us free of charge at 1-866-641-4276. —                Email – Send an email to investorvote@computershare.com with “Proxy Materials Tractor Supply” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.                To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 26, 2023.